Exhibit 99.2

FOR IMMEDIATE RELEASE

FUBOTV REACHES ONE MILLION SUBSCRIBERS

LIVE TV STREAMING PLATFORM DELIVERED RECORD $156.7M REVENUE AND REACHED 944,605 TOTAL SUBSCRIBERS IN Q3 2021; RAISES 2021 GUIDANCE

NEW YORK – NOVEMBER 9, 2021 – fuboTV Inc. (NYSE: FUBO), the leading sports-first live TV streaming platform, today announced its financial results for the third quarter ended September 30, 2021. Additionally, since the quarter ended, fuboTV reached the significant milestone of one million total paid subscribers.

The company delivered triple-digit year-over-year growth during the third quarter in total paid subscribers (up 108% to 944,605), total revenue (up 156% to $156.7 million) and advertising revenue (up 147% to $18.6 million). Viewership hours reached record highs with fuboTV customers streaming 284 million hours of content during the quarter, a 113% increase year-over-year. fuboTV also added 262,884 net subscribers during the quarter.

Complete third quarter 2021 results are detailed in fuboTV’s shareholder letter available on the company’s IR site.

fuboTV also increased revenue and subscriber guidance for the full year 2021.

“fuboTV’s record third quarter 2021 results again showcase consistent strong execution in support of our company mission and continued traction towards our long-term growth and margin targets,” said David Gandler, co-founder and CEO, fuboTV. “The company delivered record results during the third quarter of 2021, growing total revenue by 156%, increasing advertising revenue by 147% and delivering subscriber growth of 108%, each compared to the prior year period. Additionally, we added 262,884 net subscribers in the third quarter - more subscribers than added throughout all of 2020.”

Gandler continued: “fuboTV’s achievement of hitting the one million subscriber mark since the third quarter ended is an extraordinary milestone by any measure but particularly remarkable given the momentum of our business over six short years. To put this in perspective, as of the end of the second quarter 2020, we had approximately 286,000 subscribers. And, even at the one million subscriber mark, we believe we are still just scratching the surface of the massive opportunity ahead of us with 72.6 million subscribers still active on traditional pay television.”

“The one million subscriber milestone represents an exciting inflection point in our business, with tremendous implications for revenue growth and profitability, particularly given the continued strength of our advertising business,” said Edgar Bronfman Jr., executive chairman, fuboTV. “I am thrilled about the evolution of fuboTV in such a short period of time. There is so much more to come as we track towards defining a new category of interactive sports and entertainment television.”

Live Webcast

Gandler and CFO Simone Nardi will host a live video webcast today at 5:30 p.m. ET to deliver brief remarks followed by Q&A. The live webcast will be available on the Events page of fuboTV’s investor relations website. Investors can submit questions in advance to ir@fubo.tv with the email subject “Q3 2021 Earnings.” An archived replay will be available on fuboTV’s website following the webcast. Participants should join the webcast 10 minutes in advance to ensure that they are connected prior to the event.

About fuboTV

With a mission to provide the world’s most thrilling sports-first live TV experience through the greatest breadth of premium content, interactivity and integrated wagering, fuboTV Inc. (NYSE: FUBO) is focused on bringing to life its vision of a streaming platform that transcends the industry’s current virtual MVPD model. fuboTV Inc. operates in the U.S., Canada, Spain and, through its expected acquisition of Molotov, in France.

Leveraging its proprietary data and technology platform optimized for live TV and sports viewership, fuboTV Inc. aims to turn passive viewers into active participants and define a new category of interactive sports and entertainment television. Through its cable TV replacement product, fuboTV, subscribers can stream a broad mix of 100+ live TV channels, including 74 of the top 100 Nielsen-ranked networks across sports, news and entertainment — more than any other live TV streaming platform (source: Nielsen Total Viewers, 2020). Subscribers can interact with fuboTV’s live streaming experience through predictive free-to-play games, which are integrated into select sports content.

Fubo Gaming Inc., a subsidiary of fuboTV Inc., launched Fubo Sportsbook, a next-generation mobile sportsbook purpose-built to integrate with fuboTV, in 2021.

Forward-Looking Statements

This press release contains forward-looking statements of fuboTV Inc. (“fuboTV”) that involve substantial risks and uncertainties. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding our financial condition, anticipated financial performance, market opportunity, business strategy and plans and the continued shift in consumer behavior. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” “believe,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that fuboTV makes due to a number of important factors, including but not limited to risks related to our pursuit and engagement in acquisitions; our actual operating results may differ significantly from our guidance; risks related to the Company’s access to capital and fundraising prospects to fund its ongoing operations and support its planned growth; risks related to diverting management’s attention from fuboTV’s ongoing business operations to address integration and fundraising efforts; the restrictions imposed by content providers on our distribution and marketing of our products and services; our reliance on third party platforms to operate certain aspects of our business; risks related to our technology, as well as cybersecurity and data privacy-related risks; our ability to achieve or maintain profitability; our revenue and gross profit are subject to seasonality; our operating results may fluctuate; our ability to attract and retain subscribers; we may not be able to license streaming content or other rights on acceptable terms; risks related to our ability to capitalize develop and market a sports wagering offering and the regulatory regime and related risks associated with such offering; risks related to the difficulty in measuring key metrics related to our business; risks related to the highly competitive nature of our industry; risks related to ongoing or future legal proceedings; and other risks, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, including the impact of COVID-19 on the broader market. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 to be filed with the Securities and Exchange Commission (“SEC”) and our other periodic filings with the SEC. We encourage you to read such risks in detail. The forward-looking statements in this press release represent fuboTV’s views as of the date of this press release. fuboTV anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing fuboTV’s views as of any date subsequent to the date of this press release.

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Contacts

Investor Contacts:

Alison Sternberg, fuboTV

asternberg@fubo.tv

The Blueshirt Group for fuboTV

ir@fubo.tv

Media Contacts:

Jennifer L. Press, fuboTV

jpress@fubo.tv

Bianca Illion, fuboTV

billion@fubo.tv

Katie Minogue, fuboTV

kminogue@fubo.tv